UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

ATI Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 McKinney Avenue, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 7, 2024, ATI Inc. (the “Company”) announced that it has appointed Michael B. Miller to serve as Vice President, Corporate Controller and Chief Accounting Officer.

Mr. Miller, age 48, most recently was Chief Accounting Officer of Digital Turbine, Inc., a technology company focused on solutions for the advertising space, from August 2021 to February 2024. Prior to that, he served as Vice President and Corporate Controller of CyrusOne, Inc., a publicly traded real estate investment trust, where he oversaw accounting, consolidation and internal control activities. From 2009 to 2017, Mr. Miller served in various accounting positions with L3 Technologies, an aerospace and electronics systems company, including as Aerospace Systems Segment Vice President and Controller from 2015 to 2017 and Assistant Corporate Controller from 2009 to 2014. Mr. Miller also previously served as a senior audit manager for both PricewaterhouseCoopers, LLP and KPMG, LLP. Mr. Miller is a certified public accountant. He received his BBA in Accounting and Finance from the University of Cincinnati in 1998.

Mr. Miller will have an annual base salary of $330,000, and a target award opportunity under the Company’s Annual Performance Plan equal to 50% of his base salary. Additionally, (a) he will receive a $150,000 signing bonus payable March 31, 2024, (b) was granted a one-time equity award under the Company’s Long-Term Incentive Plan with a grant-date value of $250,000 that is scheduled to vest in equal annual increments on each of the first three anniversaries of the grant date, and (c) will be eligible to participate in the Company’s other benefit programs. In 2025, he will be entitled to receive an annual equity award under the Company’s Long-Term Incentive Plan with a grant-date target value equal to 50% of his annual base salary, which will be comprised 60% of time-vested restricted stock units, consistent with the Company’s current executive compensation programs,

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATI Inc.

By:	/s/: Donald P. Newman
Donald P. Newman
Executive Vice President, Finance and Chief Financial Officer

Dated: March 7, 2024